UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed, Meredith Corporation (Meredith or the Company) closed Country Home magazine after publishing the March 2009 issue.  Accordingly, Meredith first reported the results of operations for Country Home magazine as a discontinued operation in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the March 2009 10-Q) filed with the Securities and Exchange Commission (SEC) on April 29, 2009.

The Company is filing Exhibit 99 to this Form 8-K to provide users of its financial statements with unaudited condensed consolidated statements of earnings for certain prior periods conformed to reflect the results of operations of Country Home magazine as a discontinued operation.  The Company is also providing certain segment information and certain other supplemental disclosures conformed to reflect the closing of Country Home magazine.

The financial information included in this Form 8-K should be read in conjunction with the Company’s March 2009 10-Q and the Company’s Annual Report on Form 10-K for the year ended June 30, 2008.  Supplemental disclosures include non-GAAP measures.  Management uses and presents GAAP and non-GAAP results to evaluate and communicate the performance of the Company.  Non-GAAP measures should not be construed as alternatives to GAAP measures.

Non-GAAP measures include earnings before interest, taxes, depreciation and amortization (EBITDA), which is a common supplemental measure used by investors and financial analysts.  Management believes that EBITDA provides an additional analytical tool to clarify results from core operations and delineate underlying trends.  Meredith does not use EBITDA as a measure of liquidity or funds available for management’s discretionary use because it includes certain contractual non-discretionary expenditures.

Results excluding either the special charge recorded in the second quarter of fiscal 2009 or the special charge recorded in the fourth quarter of fiscal 2008 are also non-GAAP measures.  Management believes the special charges are not reflective of Meredith’s ongoing business activities and that results excluding the special charges are useful as an aid in better understanding Meredith’s current performance, performance trends and financial condition.

Reconciliations of non-GAAP to GAAP measures are included in the exhibit.

The information included in this Form 8-K does not in any way restate or revise Meredith’s net earnings in any previously reported financial statements.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99
Meredith Corporation provided voluntary supplemental disclosures dated May 21, 2009, to conform its historical condensed consolidated financial information to reflect the closing of Country Home magazine.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Joseph H. Ceryanec

Joseph H. Ceryanec Vice President - Chief Financial Officer (Principal Financial and Accounting Officer)

Date: May 21, 2009

Index to Exhibits
Exhibit Number	Item

99
Meredith Corporation provided voluntary supplemental disclosures dated May 21, 2009, to conform its historical condensed consolidated financial information to reflect the closing of Country Home magazine.

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